UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06292

UBS Investment Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York	10019-6028
(Address of principal executive offices)	(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2017

Item 1.  Reports to Stockholders.

UBS U.S. Allocation Fund

Annual Report | August 31, 2017

UBS U.S. Allocation Fund

October 16, 2017

Dear shareholder,

We present you with the annual report for UBS U.S. Allocation Fund (the "Fund") for the 12 months ended August 31, 2017.

Effective March 1, 2017, Gregor Hirt and Paul Lang replaced Andreas Koester as portfolio manager to the Fund. Effective May 1, 2017, Nathan Shetty replaced Gregor Hirt as a portfolio manager to the Fund.

Performance

Over the 12 months ended August 31, 2017, the Fund's Class A shares gained 11.03% before deducting the maximum sales charge and returned 4.91% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index (the "benchmark"),1 which tracks large cap US equities, rose 16.23%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark),2 which gained 10.87% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 7; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

The US economy continued to expand, albeit at a relatively modest pace, during the reporting period. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 2.8% seasonally adjusted annualized rate during the third quarter of 2016. GDP growth then moderated to 1.8% rate during the fourth quarter of 2016 and 1.2% during the first quarter of 2017, respectively. Finally, second quarter 2017 GDP grew at a 3.1% rate based on the US Commerce Department's final reading.3

Prior to the beginning of the reporting period, after taking its first step toward normalizing monetary policy in late 2015, the US Federal Reserve Board (the "Fed") kept the federal funds rate unchanged until December 2016, when it increased rates by 0.25% to a range between 0.50% and 0.75%. The Fed again raised rates 0.25% to a range between 0.75% and 1.00% at its meeting in March 2017, and then to a range between 1.00% and 1.25% at its meeting in June 2017. In its statement following the June meeting, the Fed indicated that it may begin reducing its balance sheet later in the year, saying, "The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated."

After a weak start, the US stock market reversed course and posted strong results during the reporting period as a whole. After treading water in September 2016, US stocks declined in October given mixed corporate earnings

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Nathan Shetty
Paul Lang
UBS Asset Management
(Americas) Inc.

Commencement:

Class A—May 10, 1993
Class C—July 22, 1992
Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Blomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

3  Based on the Commerce Department's final reading for GDP announced on September 28, 2017, after the reporting period had ended.

UBS U.S. Allocation Fund

reports and uncertainties surrounding the US elections. The market then rallied sharply over the last 10 months of the period. Corporate profits were generally better than expected, and investment sentiment improved given expectations for improving growth and fewer regulations. The overall US stock market, as measured by the S&P 500 Index, rose 16.23% for the 12 months ended August 31, 2017.

The overall US fixed income market posted mixed results during the reporting period. In the US, Treasury yields moved sharply higher after the November elections as investors anticipated an uptick in growth and inflation. Additionally, Fed rate hikes pressured the shorter end of the yield curve. However, after peaking in mid-March 2017, yields moved lower amid skepticism about the Trump administration's growth initiatives. For the fiscal year as a whole, the yield on the US 10-year Treasury rose from 1.58% to 2.12% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index,4 returned 0.49% for the 12 months ended August 31, 2017. Returns of riskier fixed income securities were much better. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 8.78% during the reporting period.

Portfolio commentary

What worked

•  Bottom-up equity security selection, overall, was a positive driver of performance during the reporting period.

•  Relative to the benchmark, our fixed income positions added value to the Fund's results. In particular, our allocation to TIPS bolstered performance, as did duration management.

•  Relative to the benchmark, the use of fixed income futures added value to the Fund's results. These derivative instruments, which were utilized to manage the Fund's fixed income exposure, added to performance.

•  In the US equity core portion of the Fund, security selection within information technology, consumer discretionary and industrials was the largest contributor to performance. The returns were driven by a wide range of stocks:

  • Micron Technology is a leading supplier of Dynamic Random Access Memory (DRAM) and non-volatile Flash Memory. The company's outperformance was driven by increasing evidence of a longer than expected "cycle" with favorable supply-demand balance and strong pricing for computer memory chips.

  • Western Digital Corp. is a leading supplier of hard disks and non-volatile Flash Memory. The company's outperformance was driven by the balanced supply/demand dynamics in the Flash memory industry and speculation that it might participate in, or benefit from, the pending sale of Toshiba's flash memory business. Western Digital Corp. and Toshiba have a joint venture in flash memory. Due to Toshiba's problems with its nuclear business, it is being forced to sell all or part of its flash memory business to raise capital.

  • Arista Networks is a supplier of cloud networking solutions. The networking industry is undergoing a shift from a proprietary, hardware-based approach to a software-based approach utilizing third-party silicon from

4  The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

vendors, including Broadcom and Intel. Arista Networks is a leader in this transition. We believe in the company's strong management team and maintenance of very high gross and operating margins.

•  In the US equity core portion of the Fund, underweights in telecommunication services and utilities were positive for relative performance.

•  A number of holdings were additive for performance in the US growth equity portion of the Fund.

  • NVIDIA Corp. is a semiconductor company with two primary businesses. Its graphics chips for gaming continued to do extremely well. NVIDIA Corp. also has a growing source of potential revenue from its rapidly expanding artificial intelligence ("AI") and machine learning chips. These products are quickly being adopted by many companies in the information technology sector and elsewhere in the economy. Collectively, NVIDIA Corp.'s product lines have helped the company surpass earnings expectations.

  • ServiceNow, Inc. is a cloud computing company headquartered in Santa Clara, California. The company's recent quarterly report drove strong investor enthusiasm as the company demonstrated improved profitability, total addressable market expansion and an increasing ability to cross-sell its various service products. We continue to believe that ServiceNow will be a primary beneficiary of corporate adoption of service management as a component of their businesses.

  • Activision Blizzard, Inc. is an American video game developer. Its shares continued to rebound as investors anticipate continued strong Overwatch League growth, as well as a new version of Call of Duty in the second half of the year. We believe that Activision Blizzard is one of the premier video game companies and believe that it can continue to innovate new blockbuster gaming properties.

•  In the US growth equity portion of the Fund, sector positioning, overall, contributed to performance. In particular, an overweight to information technology and an underweight to consumer staples were the most beneficial for relative performance.

What didn't work

•  Overall, asset allocation detracted slightly from results versus the benchmark during the reporting period, largely driven by the Fund's equity positioning.6

  – We tactically adjusted the portfolio during the 12 month period given the changing economic and market environment. We began the reporting period neutral equities versus the Index, with a 65.0% allocation, while we were underweight fixed income, with a 13.25% allocation to US investment grade bonds. Elsewhere, we had a 6.0% allocation to US high yield bonds, a 10.0% allocation to U.S. Treasury Inflation-Protected Securities ("TIPS") and a 5.75% cash position.

  – At the end of the reporting period, the Fund was allocated as follows: US equities—69.0%; US investment grade bonds—31.0%; US high yield bonds—0.0%; US TIPS—0.0%; cash—0.0%. For comparison purposes, neutral Index weights for the Fund are 65.0% equities and 35.0% fixed income.

  Throughout the reporting period, we increased our exposure to US fixed income, as the asset class began to become more attractive. Within fixed income, we closed our US TIPS allocation and revised our preference for investment grade corporate bonds after a reassessment in interest rates broadly. Throughout the reporting period, we increased our allocation to US equities from neutral to overweight as the expectation for

6  Allocations include derivative exposure.

UBS U.S. Allocation Fund

expansionary fiscal policies under President Trump has returned back to the fore, despite a lack of clarity on the shape and form that stimulus will arrive in.

•  Relative to the benchmark the Fund's equity allocation detracted from performance Although US equities performed well over the reporting period, some relative value trades and certain instruments underperformed.

•  Relative to the benchmark, the use of equity futures detracted slightly from the Fund's results. These derivative instruments, which were utilized to manage the Fund's equity exposure, detracted from performance.

•  The Fund's strategic cash overweight detracted from relative performance during the reporting period.

•  In the US growth equity portion of the Fund, security selection overall was a modest detractor from results.

  • O'Reilly Automotive, an auto parts retailer, continued to post disappointing same store sales growth and cut its guidance for fiscal year 2017. In the near term, the headwinds from a decline in older vehicle population (particularly 7-10 year old vehicles), due to strong growth in new vehicle sales in past five years, are likely to outweigh tailwinds from higher miles driven. In the medium term, the company will likely face more competition from Amazon, as it would likely continue to invest in the category due to its high margins and return on invested capital, along with a lack of product exclusivity. Against this backdrop we exited our position prior to the end of the reporting period.

  • Fleetcor Technologies provides fuel cards and workforce payment products and services. Its shares underperformed as several research reports alleged the company engages in controversial billing practices of clients, which inflate late fees and other fees the company generates from clients. We are confident that Fleetcor Technologies' fee structures with clients that utilize its fleet cards—both in late fees and otherwise—are similar to that of other companies providing fleet cards and personal credit cards, and should not be a source of controversy. We believe the risk of regulatory action to change its fee structure is low, as is the percentage of fees generated that would be subject to adjustment. We also believe the Fleetcor Technologies' fundamentals are very strong, with accelerating organic revenue growth and an upward bias to earnings per share estimates. As such, we have maintained our position.

  • Parsley Energy is an exploration and production ("E&P") company focused on the Permian Basin in Texas. Its shares underperformed as several Permian energy producers were pressured from an increased perceived risk in some of the basin, putting recoverable reserves into question. While this is still an area of debate, we decided to move out of our position in favour of opportunities where we see better risk/reward opportunities. The position was closed prior to the end of the reporting period.

•  While sector allocation was overall a contributor to performance in the US growth equity portion of the Fund, an overweight to energy and an underweight to health care detracted modestly from relative performance.

•  Sector positioning, overall, detracted from results in the US equity core portion of the Fund. In particular, overweights in consumer staples and health care, along with an underweight in information technology, were headwinds for relative performance.

•  A number of holdings in the US equity core portion of the Fund were negative for results.

  • Simon Property Group is a self-administered and self-managed real estate investment trust ("REIT"). The company owns, develops and manages retail real estate properties. The company's stock price suffered from recent fears about the future of "brick and mortar" retail. As the owner of some of the country's most

UBS U.S. Allocation Fund

productive regional malls, we believe Simon Property Group is strongly positioned to generate solid cash flow growth for the foreseeable future. As such, we have maintained our position.

  • Kroger Company operates retail food and drug stores, multi-department stores, jewelry stores and convenience stores across the US. Kroger Company's performance has been hampered by 18 months of food deflation, which makes it difficult to grow top-line sales and leverage the high fixed cost of running the business. The planned purchase of Whole Foods by Amazon presents another threat to Kroger Company's market share. We sold out of the position prior to the end of the reporting period.

  • Mallinckrodt Pharmaceuticals is a global specialty pharmaceuticals company. Its share price suffered from concerns over the durability of their Acthar franchise (which constitutes approximately 35% of the company's earnings). In our opinion, those fears mask the strong cash flow generating ability of the company. Mallinckrodt Pharmaceuticals consistently increases research and development spending after acquisitions and repurchases their own shares in addition to having senior executives buy stock on the open market. As such, we have maintained our position.

  We utilized futures to equitize cash, but this did not meaningfully impact performance either positively or negatively during the reporting period.

Outlook

We continue to prefer US equities over US bonds. Accordingly, we are currently overweight US equities and underweight US fixed income. On a number of measures, US equities in aggregate look fully valued relative to their own history. However, we do not see valuations as being so stretched as to be concerning or to completely preclude further upside. Supported by continued earnings growth and the prospect of a more stable economic backdrop, we believe equity valuations have scope to expand further. Among US equities, we believe more cyclical 'value' sectors, including energy and financials, are attractively valued.

Within US fixed income, we prefer US Treasuries over credit. Our overall assessment of US duration is neutral. Current yields are below our estimates of fair value, but the drop in oil prices, weaker inflationary pressures and lower expectations of fiscal stimulus have been recent tailwinds. We hold an underweight to US high yield as we do not view the risk/reward scenario to be sufficiently attractive after significant spread compression.

While data supports a continued improvement in the US economic outlook, which should be supportive of US risk assets in general, we are only modestly overweight US equities given that a high level of uncertainty remains around President Trump's policies. In addition, a potential for a market correction remains if the administration is not able to meet market expectations.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver President UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.	Nathan Shetty Portfolio Manager UBS U.S. Allocation Fund Executive Director UBS Asset Management (Americas) Inc.

Paul Lang Portfolio Manager UBS U.S. Allocation Fund Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended August 31, 2017. The views and opinions in the letter were current as of October 16, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 08/31/2017	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	11.03%	9.94%	5.21%
Class C2	10.20	9.12	4.42
Class P3	11.36	10.25	5.54
After deducting maximum sales charge
Class A1	4.91	8.71	4.62
Class C2	9.20	9.12	4.42
S&P 500 Index[4]	16.23	14.34	7.61
UBS U.S. Allocation Fund Benchmark[5]	10.87	10.25	7.01
Lipper Flexible Portfolio Funds median	8.54	6.18	4.18

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 09/30/2017	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	12.17%	9.83%	5.18%
Class C2	11.35	9.00	4.38
Class P3	12.50	10.14	5.49
After deducting maximum sales charge
Class A1	6.00	8.59	4.58
Class C2	10.35	9.00	4.38

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2016 prospectuses, were as follows: Class A—1.03% and 1.03%; Class C—1.78% and 1.78%; and Class P—0.75% and 0.75%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2016, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2017 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A, 1.90% for Class C and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Bond Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS U.S. Allocation Fund

Illustration of an assumed investment of $10,000 in Class C shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class C shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Benchmark over the 10 years ended August 31, 2017. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Allocation Fund

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2017 to August 31, 2017.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value March 1, 2017	Ending account value August 31, 2017	Expenses paid during period[1] 03/01/17 to 08/31/17	Expense ratio during the period
Class A	Actual	$1,000.00	$1,045.70	$5.16	1.00%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class C	Actual	1,000.00	1,041.90	9.01	1.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.38	8.89	1.76
Class P	Actual	1,000.00	1,047.30	3.77	0.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.53	3.72	0.73

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics—August 31, 2017 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Facebook, Inc., Class A	1.7%
Amazon.com, Inc.	1.6
Philip Morris International, Inc.	1.2
Marsh & McLennan Cos., Inc.	1.1
Visa, Inc., Class A	1.1
The TJX Cos., Inc.	1.0
Microsoft Corp.	0.9
Celgene Corp.	0.9
The Walt Disney Co.	0.9
Alphabet, Inc., Class A	0.8
Total	11.2%
Top ten long-term fixed income holdings[1]	Percentage of net assets
US Treasury Note, 1.250%, due 08/31/19	1.4%
Federal National Mortgage Association Certificate, 3.500%, TBA	1.3
US Treasury Note, 1.875%, due 04/30/22	1.0
US Treasury Note, 2.375%, due 05/15/27	0.8
Federal Home Loan Mortgage Corporation Certificate, 3.500%, TBA	0.8
Federal National Mortgage Association Certificate, 4.000%, TBA	0.7
US Treasury Note, 1.500%, due 06/15/20	0.6
Federal Home Loan Mortgage Corporation Certificate, 3.000%, TBA	0.5
US Treasury Bond, 3.750%, due 11/15/43	0.5
Federal National Mortgage Association Certificate Certificate, 3.000%, TBA	0.4
Total	8.0%
Issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	93.4%
Ireland	1.4
Netherlands	0.8
Canada	0.7
Bermuda	0.7
Total	97.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio statistics—August 31, 2017 (unaudited) (concluded)

Asset allocation[1]	Percentage of net assets
Common stocks	44.2%
Corporate bonds	11.3
Mortgage & agency debt securities	7.7
Investment companies	6.0
US government obligations	5.8
Asset-backed securities	3.5
Commercial mortgage-backed securities	2.3
Non-US government obligations	0.5
Municipal bonds and notes	0.2
Loan assignment	0.0 *
Preferred stock	0.0 *
Option purchased, futures, and swaps	(0.4)
Cash equivalents and other assets less liabilities	18.9
Total	100.0%

*  Weighting represents less than 0.05% of the Fund's net assets as of the dates indicated.

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

	Number of Shares	Value
Common stocks—44.18%
Aerospace & defense—1.87%
Honeywell International, Inc.	7,264	$1,004,394
Spirit AeroSystems Holdings, Inc., Class A	23,205	1,728,773
TransDigm Group, Inc.[1]	2,394	624,020
United Technologies Corp.	11,878	1,422,034
		4,779,221
Auto components—0.31%
Delphi Automotive PLC	8,100	780,840
Banks—0.58%
Wells Fargo & Co.	28,989	1,480,468
Beverages—0.56%
PepsiCo, Inc.	12,358	1,430,191
Biotechnology—2.89%
Alnylam Pharmaceuticals, Inc.*,1	8,918	764,540
Bio-Rad Laboratories, Inc., Class A*	5,304	1,155,317
Bluebird Bio, Inc.*	2,010	250,948
Celgene Corp.*	16,615	2,308,322
Coherus Biosciences, Inc.*	17,486	252,673
Emergent BioSolutions, Inc.*	8,528	318,350
Gilead Sciences, Inc.	7,491	627,072
Incyte Corp.*	6,316	867,882
Ironwood Pharmaceuticals, Inc.*,1	29,390	468,770
Lexicon Pharmaceuticals, Inc.*,1	24,714	374,170
		7,388,044
Building products—0.44%
Allegion PLC	14,200	1,117,682
Chemicals—1.50%
Ecolab, Inc.	7,191	958,560
LyondellBasell Industries NV, Class A	12,357	1,119,421
Olin Corp.	27,184	876,140
The Sherwin-Williams Co.	2,578	874,638
		3,828,759
Communications equipment—0.24%
Arista Networks, Inc.*	3,534	622,514
Consumer finance—1.37%
American Express Co.	19,371	1,667,843
Synchrony Financial	59,356	1,827,571
		3,495,414
Distributors—0.37%
LKQ Corp.*	27,004	935,689
Diversified financial services—1.53%
CBOE Holdings, Inc.	6,696	675,560
JPMorgan Chase & Co.	20,328	1,847,612
Voya Financial, Inc.	36,353	1,389,775
		3,912,947
Electronic equipment, instruments & components—0.20%
Jabil, Inc.	16,433	515,175
	Number of Shares	Value
Common stocks—(continued)
Equity real estate investment trusts—0.72%
Simon Property Group, Inc.	11,733	$1,840,321
Food & staples retailing—0.42%
Walgreens Boots Alliance, Inc.	12,967	1,056,811
Food products—0.57%
Mondelez International, Inc., Class A	35,919	1,460,467
Health care equipment & supplies—0.80%
Abbott Laboratories	17,243	878,359
The Cooper Cos., Inc.	3,052	765,533
Wright Medical Group NV*	13,705	405,668
		2,049,560
Health care providers & services—1.85%
Aetna, Inc.	5,906	931,376
Cigna Corp.	5,478	997,325
Laboratory Corp. of America Holdings*	8,927	1,400,379
UnitedHealth Group, Inc.	6,947	1,381,758
		4,710,838
Hotels, restaurants & leisure—0.36%
Norwegian Cruise Line Holdings Ltd.*	15,601	927,635
Household durables—1.01%
Lennar Corp., Class A	19,568	1,012,840
Newell Brands, Inc.	32,438	1,566,106
		2,578,946
Insurance—1.66%
Marsh & McLennan Cos., Inc.	35,910	2,803,853
MetLife, Inc.	30,659	1,435,761
		4,239,614
Internet & catalog retail—2.30%
Amazon.com, Inc.*	4,254	4,171,472
Expedia, Inc.	6,303	935,113
The Priceline Group, Inc.*	418	774,170
		5,880,755
Internet software & services—2.90%
Alibaba Group Holding Ltd., ADR*	3,481	597,827
Alphabet, Inc., Class A*	2,116	2,021,288
Alphabet, Inc., Class C*	534	501,602
Facebook, Inc., Class A*	24,926	4,286,524
		7,407,241
IT services—1.94%
FleetCor Technologies, Inc.*	6,729	967,429
MasterCard, Inc., Class A	9,861	1,314,471
Visa, Inc., Class A1	25,875	2,678,580
		4,960,480
Machinery—0.76%
Fortive Corp.	9,421	612,082
Gardner Denver Holdings, Inc.*	26,000	610,740
Wabtec Corp.[1]	10,200	719,814
		1,942,636

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

	Number of Shares	Value
Common stocks—(continued)
Media—1.23%
CBS Corp., Class B	14,452	$925,795
The Walt Disney Co.	21,876	2,213,851
		3,139,646
Oil, gas & consumable fuels—1.46%
Delek US Holdings, Inc.	31,549	779,891
EOG Resources, Inc.	15,007	1,275,445
Hess Corp.	17,286	672,425
Noble Energy, Inc.	19,427	461,780
WPX Energy, Inc.*	53,231	531,778
		3,721,319
Personal products—0.31%
The Estee Lauder Cos., Inc., Class A	7,312	782,311
Pharmaceuticals—1.49%
Allergan PLC	7,490	1,718,805
Eli Lilly & Co.	14,492	1,178,055
Mallinckrodt PLC*	14,248	585,308
The Medicines Co.*,1	9,018	330,870
		3,813,038
Professional services—0.42%
Equifax, Inc.	2,703	385,096
Verisk Analytics, Inc.*	8,489	688,034
		1,073,130
Road & rail—0.33%
Canadian Pacific Railway Ltd.	5,478	852,377
Semiconductors & semiconductor equipment—3.26%
Broadcom Ltd.	4,925	1,241,445
Cavium, Inc.*	7,672	485,714
Cirrus Logic, Inc.*	7,451	432,009
Integrated Device Technology, Inc.*	19,070	471,220
KLA-Tencor Corp.	5,155	482,972
Lam Research Corp.	4,028	668,567
Marvell Technology Group Ltd.	41,633	745,647
Micron Technology, Inc.*	35,277	1,127,806
Microsemi Corp.*	9,892	498,359
NVIDIA Corp.	3,605	610,831
ON Semiconductor Corp.*	33,705	575,681
Qorvo, Inc.*,1	6,467	473,514
Skyworks Solutions, Inc.	4,794	505,096
		8,318,861
Software—3.78%
Activision Blizzard, Inc.	20,683	1,355,977
Adobe Systems, Inc.*	6,113	948,493
Autodesk, Inc.*	7,060	808,088
Electronic Arts, Inc.*	4,850	589,275
Microsoft Corp.	32,103	2,400,341
PTC, Inc.*	14,688	822,528
Salesforce.com, Inc.*	7,373	704,048
ServiceNow, Inc.*	7,529	874,794
Take-Two Interactive Software, Inc.*	5,881	575,103
The Ultimate Software Group, Inc.*,1	2,813	565,132
		9,643,779
	Number of Shares	Value
Common stocks—(concluded)
Specialty retail—1.52%
The Home Depot, Inc.	9,586	$1,436,654
The TJX Cos., Inc.	33,864	2,448,367
		3,885,021
Technology hardware, storage & peripherals—1.16%
Apple, Inc.	10,792	1,769,888
Western Digital Corp.	13,325	1,176,198
		2,946,086
Textiles, apparel & luxury goods—0.29%
Nike, Inc., Class B	14,178	748,740
Tobacco—1.18%
Philip Morris International, Inc.	25,670	3,001,593
Wireless telecommunication services—0.60%
T-Mobile US, Inc.*	23,697	1,533,433
Total common stocks (cost—$95,574,302)		112,801,582
Investment companies—6.01%
iShares Core U.S. Aggregate Bond ETF	47,300	5,224,285
iShares Russell 1000 Value ETF	87,350	10,114,257
Total investment companies (cost—$14,444,468)		15,338,542
Preferred stock—0.00%††
Financial services—0.00%††
Squaretwo Financial Corp.[2,3] (cost—$0)	35,000	0
	Face amount
US government obligations—5.85%
US Treasury Bonds 2.750%, due 08/15/47	$305,000	306,549
3.000%, due 02/15/47	211,000	222,654
3.000%, due 05/15/47	683,000	721,072
3.125%, due 02/15/43	555,000	600,072
3.375%, due 05/15/44	175,000	197,832
3.750%, due 08/15/41	275,000	329,474
3.750%, due 11/15/43	1,065,000	1,279,373
4.500%, due 02/15/36	25,000	32,903
US Treasury Notes 1.250%, due 08/31/19	3,550,000	3,544,315
1.500%, due 06/15/20	1,520,000	1,523,681
1.750%, due 05/31/22	890,000	892,190
1.875%, due 04/30/22	2,505,000	2,524,864
2.000%, due 04/30/24	240,000	241,191
2.250%, due 08/15/27	390,000	394,433
2.375%, due 05/15/27	2,080,000	2,125,175
Total US government obligations (cost—$14,824,311)		14,935,778

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

	Face amount	Value
Mortgage & agency debt securities—7.68%
Federal Home Loan Mortgage Corporation Certificates, 3.000%, due 07/01/47	$1,342,288	$1,358,174
3.000%, due 08/01/47	423,822	428,837
3.500%, due 07/01/47	1,957,183	2,029,469
4.000%, due 07/01/47	569,582	602,075
4.000%, due 08/01/47	100,000	105,737
4.500%, due 06/01/47	415,593	446,492
5.000%, due 03/01/38	31,955	34,946
5.000%, due 11/01/38	3,718	4,035
5.500%, due 05/01/37	186,421	209,019
5.500%, due 08/01/40	29,586	32,840
6.500%, due 08/01/28	78,007	87,462
3.500% TBA	1,000,000	1,036,250
Federal National Mortgage Association Certificates, 1.875%, due 09/24/26	200,000	193,441
3.000%, due 07/01/47	1,094,435	1,107,371
3.500%, due 01/01/47	335,982	348,332
3.500%, due 07/01/47	3,149,196	3,264,949
4.000%, due 12/01/39	106,043	112,514
4.000%, due 02/01/41	56,811	60,272
4.000%, due 08/01/45	254,019	271,334
4.000%, due 06/01/47	1,581,966	1,671,473
4.500%, due 09/01/37	292,623	316,150
4.500%, due 07/01/47	325,652	350,312
5.000%, due 10/01/39	14,834	16,215
5.000%, due 05/01/40	22,644	24,763
5.500%, due 08/01/39	101,792	113,197
7.000%, due 08/01/32	163,424	190,102
7.500%, due 02/01/33	2,821	3,137
3.000% TBA	425,000	429,781
4.000% TBA	525,000	554,634
Government National Mortgage Association Certificates I, 4.000%, due 07/15/42	90,967	96,339
Government National Mortgage Association Certificates II, 3.000%, due 06/20/47	671,235	685,690
3.000%, due 07/20/47	573,661	586,015
3.000%, due 08/20/47	425,000	434,152
3.500%, due 06/20/47	994,509	1,038,233
3.500%, due 07/20/47	972,824	1,015,594
6.000%, due 11/20/28	746	847
6.000%, due 02/20/29	1,747	1,981
6.000%, due 02/20/34	285,274	312,626
3.500% TBA	25,000	26,069
Total mortgage & agency debt securities (cost—$19,438,463)		19,600,859
Asset-backed securities—3.50%
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class C, 2.720%, due 09/09/19	63,635	63,725
Series 2013-4, Class D, 3.310%, due 10/08/19	350,000	352,841
Series 2013-5, Class C, 2.290%, due 11/08/19	468,022	469,010
	Face amount	Value
Asset-backed securities—(concluded)
Series 2014-1, Class B, 1.680%, due 07/08/19	$17,921	$17,923
Series 2014-1, Class D, 2.540%, due 06/08/20	200,000	201,233
Series 2016-3, Class D, 2.710%, due 09/08/22	225,000	225,737
Series 2016-4, Class A2A, 1.340%, due 04/08/20	133,596	133,468
Series 2016-4, Class D, 2.740%, due 12/08/22	400,000	399,635
Series 2017-1, Class D, 3.130%, due 01/18/23	325,000	328,702
Series 2017-3, Class D, 3.180%, due 07/18/23	250,000	251,072
Capital Auto Receivables Asset Trust, Series 2013-4, Class C, 2.670%, due 02/20/19	227,837	228,091
Series 2013-4, Class D, 3.220%, due 05/20/19	150,000	150,687
Series 2014-1, Class B, 2.220%, due 01/22/19	61,285	61,296
Series 2015-4, Class D, 3.620%, due 05/20/21	125,000	128,182
Series 2016-1, Class D, 4.030%, due 08/21/23	320,000	328,219
Series 2016-2, Class D, 3.160%, due 11/20/23	175,000	177,588
Series 2016-3, Class A2A, 1.360%, due 04/22/19	40,425	40,409
Series 2016-3, Class D, 2.650%, due 01/20/24	125,000	125,367
Drive Auto Receivables Trust, Series 2015-BA, Class D, 3.840%, due 07/15/21[4]	300,000	305,358
Series 2015-CA, Class D, 4.200%, due 09/15/21[4]	225,000	230,030
Series 2015-DA, Class D, 4.590%, due 01/17/23[4]	200,000	206,397
Series 2016-BA, Class C, 3.190%, due 07/15/22[4]	100,000	101,173
Series 2016-CA, Class A2, 1.410%, due 01/15/19[4]	19,526	19,524
Series 2016-CA, Class D, 4.180%, due 03/15/24[4]	150,000	154,184
Series 2017-1, Class D, 3.840%, due 03/15/23	125,000	127,225
Series 2017-2, Class B, 2.250%, due 06/15/21	350,000	350,780
Series 2017-2, Class C, 2.750%, due 09/15/23	150,000	150,303
Series 2017-AA, Class A3, 1.770%, due 01/15/20[4]	125,000	125,055
Series 2017-AA, Class D, 4.160%, due 05/15/24[4]	175,000	179,043
Series 2017-BA, Class D, 3.720%, due 10/17/22[4]	275,000	277,735
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class A, 1.490%, due 09/15/19	342,000	341,984
GM Financial Automobile Leasing Trust, Series 2016-3, Class A2A, 1.350%, due 02/20/19	113,567	113,498
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 2.330%, due 11/15/19	310,164	310,934
Series 2013-5, Class C, 2.250%, due 06/17/19	189,161	189,394
Series 2015-1, Class B, 1.970%, due 11/15/19	48,812	48,826
Series 2015-4, Class B, 2.260%, due 06/15/20	377,518	378,367
Series 2016-3, Class C, 2.460%, due 03/15/22	200,000	201,002
Series 2017-1, Class D, 3.170%, due 04/17/23	350,000	353,731
Series 2017-2, Class D, 3.490%, due 07/17/23	150,000	153,029
SoFi Professional Loan Program LLC, Series 2017-D, Class A2FX, 2.650%, due 09/25/40[4]	200,000	200,979
Verizon Owner Trust, Series 2017-2A, Class C, 2.380%, due 12/20/21[4]	250,000	250,626
World Financial Network Credit Card Master Trust, Series 2015-B, Class A, 2.550%, due 06/17/24	250,000	253,647
Series 2016-A, Class A, 2.030%, due 04/15/25	225,000	224,242
Total asset-backed securities (cost—$8,868,089)		8,930,251

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

	Face amount	Value
Commercial mortgage-backed securities—2.32%
BBCMS Trust, Series 2015-SRCH, Class A2 4.197%, due 08/10/35[4]	$350,000	$386,448
Chicago Skyscraper Trust, Series 2017-SKY, Class A 1 mo. LIBOR + 0.800%, 2.027%, due 02/15/30[4,5]	210,000	210,460
COMM Mortgage Trust, Series 2013-CR8, Class A5, 3.612%, due 06/10/46[6]	350,000	371,414
Series 2015-CR26, Class A4, 3.630%, due 10/10/48	400,000	422,695
Series 2015-DC1, Class A5, 3.350%, due 02/10/48	600,000	621,362
Series 2015-PC1, Class A4, 3.620%, due 07/10/50	350,000	368,699
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class A4, 3.808%, due 11/15/48	250,000	265,812
FREMF Mortgage Trust, Series 2015-K48, Class B, 3.761%, due 08/25/48[4,6]	200,000	203,738
Series 2015-K50, Class B, 3.908%, due 10/25/48[4,6]	200,000	203,991
Series 2016-K55, Class B, 4.294%, due 04/25/49[4,6]	175,000	184,302
Series 2017-K64, Class B 4.117%, due 03/25/27[4,6]	50,000	51,399
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 1 mo. LIBOR + 3.900%, 5.127%, due 07/15/31[4,5]	227,103	227,663
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[4]	425,000	433,058
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	250,000	261,469
Series 2015-C30, Class A5, 3.822%, due 07/15/48	305,000	326,629
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A4, 4.259%, due 10/15/46[6]	350,000	383,237
Series 2015-C24, Class A4, 3.732%, due 05/15/48	250,000	266,505
SCG Trust, Series 2013-SRP1, Class A 1 mo. LIBOR + 1.650%, 2.877%, due 11/15/26[4,5]	250,000	248,234
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4 3.789%, due 09/15/48	295,000	314,124
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 1 mo. LIBOR + 2.571%, 3.798%, due 11/15/29[4,5]	180,771	180,997
Total commercial mortgage-backed securities (cost—$5,863,182)		5,932,236
	Face amount	Value
Corporate bonds—11.26%
Aerospace & defense—0.03%
TransDigm, Inc. 6.000%, due 07/15/22	$70,000	$72,450
Auto loans—0.04%
General Motors Financial Co., Inc. 2.350%, due 10/04/19	50,000	50,118
3.700%, due 11/24/20	60,000	62,183
		112,301
Automobile OEM—0.10%
Ford Motor Co. 7.450%, due 07/16/31	11,000	14,094
Ford Motor Credit Co. LLC 8.125%, due 01/15/20	150,000	169,620
General Motors Co. 6.600%, due 04/01/36	40,000	46,845
Tesla, Inc. 5.300%, due 08/15/25[4]	25,000	24,609
		255,168
Automotive parts—0.04%
Allison Transmission, Inc. 5.000%, due 10/01/24[4]	40,000	41,200
Meritor, Inc. 6.250%, due 02/15/24	50,000	52,625
		93,825
Banking-non-US—0.31%
Australia & New Zealand Banking Group Ltd. MTN 2.700%, due 11/16/20	50,000	51,030
Barclays PLC 4.337%, due 01/10/28	305,000	317,947
HSBC Bank PLC 6 mo. LIBOR + 0.100%, 1.600%, due 12/15/17[5,7]	30,000	24,828
6 mo. LIBOR + 0.250%, 1.688%, due 03/29/18[5,7]	40,000	33,101
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	130,339
National Westminster Bank PLC, Series C 3 mo. LIBID + 0.250%, 1.625%, due 11/28/17[5,7]	80,000	67,363
Royal Bank of Scotland Group PLC 3 mo. USD LIBOR + 2.500%, 7.648%, due 09/30/31[5,7]	50,000	62,875
Standard Chartered PLC 3 mo. USD LIBOR + 1.460%, 7.014%, due 07/30/37[4,5,7]	100,000	115,500
		802,983
Banking-US—1.31%
BB&T Corp. MTN 2.625%, due 06/29/20	140,000	142,947
Capital One Bank USA N.A. 3.375%, due 02/15/23	70,000	71,323
Capital One Financial Corp. 3.750%, due 07/28/26	200,000	199,247
4.200%, due 10/29/25	60,000	61,895

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

	Face amount	Value
Corporate bonds—(continued)
Banking-US—(concluded)
Citigroup, Inc. 5.500%, due 09/13/25	$555,000	$627,765
3 mo. USD LIBOR + 4.068%, 5.950%, due 01/30/23[5,7]	40,000	43,100
JPMorgan Chase & Co. 3.875%, due 09/10/24	210,000	219,859
4.625%, due 05/10/21	260,000	281,941
JPMorgan Chase & Co., Series V 3 mo. USD LIBOR + 3.320%, 5.000%, due 07/01/19[5,7]	75,000	76,163
Morgan Stanley 4.875%, due 11/01/22	170,000	185,142
Morgan Stanley MTN 4.350%, due 09/08/26	465,000	488,637
Morgan Stanley, Series H 3 mo. USD LIBOR + 3.610%, 5.450%, due 07/15/19[5,7]	50,000	51,438
SunTrust Bank 7.250%, due 03/15/18	100,000	102,909
The Goldman Sachs Group, Inc. 2.875%, due 02/25/21	120,000	121,943
5.150%, due 05/22/45	180,000	205,281
5.750%, due 01/24/22	100,000	112,954
The Goldman Sachs Group, Inc. MTN 3 mo. USD LIBOR + 1.100%, 2.415%, due 11/15/18[5]	170,000	171,557
Wells Fargo & Co. 5.375%, due 11/02/43	145,000	169,787
		3,333,888
Building materials—0.07%
Boise Cascade Co. 5.625%, due 09/01/24[4]	28,000	29,330
Builders FirstSource, Inc. 5.625%, due 09/01/24[4]	38,000	39,710
Masco Corp. 4.450%, due 04/01/25	80,000	86,248
Summit Materials LLC/Summit Materials Finance Corp. 6.125%, due 07/15/23	30,000	31,425
		186,713
Chemicals—0.18%
Hexion, Inc. 6.625%, due 04/15/20	30,000	27,300
Kraton Polymers LLC/ Kraton Polymers Capital Corp. 7.000%, due 04/15/25[4]	60,000	64,500
NOVA Chemicals Corp. 5.250%, due 06/01/27[4]	75,000	74,813
The Dow Chemical Co. 5.250%, due 11/15/41	80,000	91,626
The Sherwin-Williams Co. 3.450%, due 06/01/27	80,000	80,807
4.200%, due 01/15/22	60,000	63,902
WR Grace & Co-Conn 5.625%, due 10/01/24[4]	50,000	54,250
		457,198
	Face amount	Value
Corporate bonds—(continued)
Commercial services—0.22%
AECOM 5.125%, due 03/15/27	$75,000	$76,312
APX Group, Inc. 7.625%, due 09/01/23[4]	70,000	70,875
Booz Allen Hamilton, Inc. 5.125%, due 05/01/25[4]	50,000	50,045
Brand Energy & Infrastructure Services, Inc. 8.500%, due 07/15/25[4]	15,000	16,163
Corporate Risk Holdings LLC 9.500%, due 07/01/19[4]	90,000	95,625
GW Honos Security Corp. 8.750%, due 05/15/25[4]	25,000	26,693
Harland Clarke Holdings Corp. 8.375%, due 08/15/22[4]	40,000	42,750
Michael Baker Holdings LLC/ Michael Baker Finance Corp. 8.875% Cash, 9.625% PIK, due 04/15/19[4,8]	30,000	29,850
Michael Baker International LLC/ CDL Acquisition Co., Inc. 8.250%, due 10/15/18[4]	65,000	65,000
Prime Security Services Borrower LLC/ Prime Finance, Inc. 9.250%, due 05/15/23[4]	85,000	93,925
		567,238
Consumer products—0.03%
Kimberly-Clark Corp. 3.200%, due 07/30/46	40,000	37,018
3.625%, due 08/01/20	45,000	47,320
		84,338
Consumer services—0.08%
Tutor Perini Corp. 6.875%, due 05/01/25[4]	30,000	32,175
XLIT Ltd. 6.250%, due 05/15/27	110,000	132,464
6.375%, due 11/15/24	40,000	48,114
		212,753
Diversified manufacturing—0.18%
Bombardier, Inc. 8.750%, due 12/01/21[4]	100,000	113,593
Eaton Corp. 2.750%, due 11/02/22	70,000	71,033
Illinois Tool Works, Inc. 2.650%, due 11/15/26	110,000	109,030
3.500%, due 03/01/24	110,000	116,902
Terex Corp. 5.625%, due 02/01/25[4]	35,000	36,575
		447,133
Electric-generation—0.08%
NRG Energy, Inc. 6.250%, due 07/15/22	75,000	78,563
Tennessee Valley Authority 2.875%, due 09/15/24	120,000	126,229
		204,792

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

	Face amount	Value
Corporate bonds—(continued)
Electric-integrated—0.55%
Alabama Power Co. 6.000%, due 03/01/39	$30,000	$39,023
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	85,098
Covanta Holding Corp. 5.875%, due 07/01/25	55,000	54,587
DTE Electric Co. 3.700%, due 03/15/45	50,000	50,984
Dynegy, Inc. 7.375%, due 11/01/22	150,000	155,250
Edison International 2.950%, due 03/15/23	50,000	50,949
Exelon Corp. 3.400%, due 04/15/26	120,000	121,943
Exelon Generation Co. LLC 2.950%, due 01/15/20	170,000	173,132
Florida Power & Light Co. 5.950%, due 02/01/38	45,000	59,902
Georgia Power Co., Series C 2.000%, due 09/08/20	100,000	100,214
Indiana Michigan Power Co., Series K 4.550%, due 03/15/46	70,000	79,084
Northern States Power Co. 2.600%, due 05/15/23	50,000	50,735
3.600%, due 05/15/46	30,000	30,249
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	80,000	81,199
Pacific Gas & Electric Co. 2.950%, due 03/01/26	80,000	80,648
5.800%, due 03/01/37	40,000	51,998
Southern Power Co. 5.250%, due 07/15/43	60,000	66,748
Virginia Electric & Power Co. 3.450%, due 09/01/22	60,000	63,036
		1,394,779
Energy-independent—0.41%
Anadarko Finance Co., Series B 7.500%, due 05/01/31	20,000	25,124
Anadarko Petroleum Corp. 4.500%, due 07/15/44	105,000	98,685
Antero Midstream Partners LP/ Antero Midstream Finance Corp. 5.375%, due 09/15/24	45,000	45,900
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 10.000%, due 04/01/22[4]	20,000	20,350
California Resources Corp. 8.000%, due 12/15/22[4]	10,000	5,525
Canadian Natural Resources Ltd. 2.950%, due 01/15/23	80,000	80,147
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23	40,000	38,800
Chesapeake Energy Corp. 8.000%, due 12/15/22[4]	25,000	25,844
8.000%, due 06/15/27[4]	25,000	23,750
	Face amount	Value
Corporate bonds—(continued)
Energy-independent—(concluded)
Denbury Resources, Inc. 5.500%, due 05/01/22	$20,000	$9,150
9.000%, due 05/15/21[4]	10,000	8,950
Devon Energy Corp. 4.000%, due 07/15/21	50,000	52,161
EP Energy LLC/Everest Acquisition Finance, Inc. 8.000%, due 11/29/24[4]	25,000	24,437
Gulfport Energy Corp. 6.000%, due 10/15/24[4]	50,000	49,000
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 10/01/25[4]	40,000	38,600
Newfield Exploration Co. 5.625%, due 07/01/24	25,000	26,592
5.750%, due 01/30/22	25,000	26,375
Oasis Petroleum, Inc. 6.875%, due 03/15/22	35,000	34,125
Occidental Petroleum Corp. 3.400%, due 04/15/26	50,000	51,348
Parsley Energy LLC/Parsley Finance Corp. 5.375%, due 01/15/25[4]	20,000	20,100
6.250%, due 06/01/24[4]	30,000	31,275
PDC Energy, Inc. 6.125%, due 09/15/24[4]	25,000	25,625
QEP Resources, Inc. 5.250%, due 05/01/23	25,000	23,750
Range Resources Corp. 5.000%, due 03/15/23[4]	45,000	44,217
RSP Permian, Inc. 5.250%, due 01/15/25[4]	55,000	55,137
SM Energy Co. 6.125%, due 11/15/22	50,000	47,250
Ultra Resources, Inc. 6.875%, due 04/15/22[4]	45,000	44,269
Whiting Petroleum Corp. 5.750%, due 03/15/21	60,000	56,400
WPX Energy, Inc. 5.250%, due 09/15/24	20,000	19,600
		1,052,486
Energy-integrated—0.08%
BP Capital Markets PLC 3.062%, due 03/17/22	90,000	93,077
Cenovus Energy, Inc. 6.750%, due 11/15/39	15,000	16,210
Shell International Finance BV 4.000%, due 05/10/46	90,000	91,393
		200,680
Energy-refining & marketing—0.07%
Calumet Specialty Products Partners LP/ Calumet Finance Corp. 6.500%, due 04/15/21	20,000	19,200
Delek Logistics Partners LP 6.750%, due 05/15/25[4]	50,000	50,375

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

	Face amount	Value
Corporate bonds—(continued)
Energy-refining & marketing—(concluded)
Marathon Petroleum Corp. 4.750%, due 09/15/44	$110,000	$106,661
		176,236
Finance-diversified—0.33%
Bank of America Corp. 6.110%, due 01/29/37	150,000	186,947
Bank of America Corp. GMTN 2.625%, due 04/19/21	90,000	90,956
Bank of America Corp. MTN 4.200%, due 08/26/24	220,000	231,691
Bank of America Corp., Series K, 3 mo. USD LIBOR + 3.630%, 8.000%, due 01/30/18[5,7]	50,000	50,908
Series V, 3 mo. USD LIBOR + 3.387%, 5.125%, due 06/17/19[5,7]	70,000	71,583
NFP Corp. 6.875%, due 07/15/25[4]	8,000	8,120
Quicken Loans, Inc. 5.750%, due 05/01/25[4]	185,000	193,787
		833,992
Finance-non-captive diversified—0.08%
Ally Financial, Inc. 4.125%, due 02/13/22	100,000	102,625
General Electric Co. 6.750%, due 03/15/32	75,000	105,010
		207,635
Finance-other—0.48%
Dana Financing Luxembourg Sarl 5.750%, due 04/15/25[4]	55,000	57,406
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20	200,000	202,449
General Electric Co. MTN 4.650%, due 10/17/21	100,000	110,334
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250%, due 02/01/22	35,000	36,094
International Lease Finance Corp. 5.875%, due 08/15/22	320,000	361,873
KfW 5.476%, due 04/18/36[9]	105,000	61,602
Navient Corp. MTN 8.000%, due 03/25/20	45,000	49,669
NewStar Financial, Inc. 7.250%, due 05/01/20	70,000	71,838
Springleaf Finance Corp. 8.250%, due 12/15/20	125,000	140,625
TMX Finance LLC/TitleMax Finance Corp. 8.500%, due 09/15/18[4]	105,000	96,862
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.750%, due 06/15/22[4]	30,000	31,125
		1,219,877
	Face amount	Value
Corporate bonds—(continued)
Food/beverage—0.27%
Albertsons Cos. LLC/Safeway, Inc./ New Albertson's, Inc./Albertson's LLC 6.625%, due 06/15/24	$45,000	$42,952
Anheuser-Busch InBev Finance, Inc. 4.700%, due 02/01/36	150,000	166,292
4.900%, due 02/01/46	30,000	34,183
Kraft Heinz Foods Co. 5.000%, due 06/04/42	40,000	42,290
5.200%, due 07/15/45	20,000	21,704
PepsiCo, Inc. 4.875%, due 11/01/40	60,000	70,263
Post Holdings, Inc. 5.500%, due 03/01/25[4]	45,000	46,800
The Kroger Co. 2.800%, due 08/01/22	100,000	100,743
3.850%, due 08/01/23	160,000	167,729
		692,956
Gaming—0.11%
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[4]	35,000	37,713
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.500%, due 09/01/26	38,000	38,665
Penn National Gaming, Inc. 5.625%, due 01/15/27[4]	65,000	67,437
Scientific Games International, Inc. 10.000%, due 12/01/22	125,000	139,062
		282,877
Gas distributors—0.04%
Sempra Energy 9.800%, due 02/15/19	90,000	100,104
Gas pipelines—0.52%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.750%, due 05/20/27	40,000	40,400
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125%, due 11/15/22[4]	75,000	77,063
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25	80,000	86,000
Energy Transfer Partners LP 9.000%, due 04/15/19	110,000	121,820
Enterprise Products Operating LLC 2.850%, due 04/15/21	40,000	40,679
Genesis Energy LP/Genesis Energy Finance Corp. 6.000%, due 05/15/23	50,000	49,000
Kinder Morgan Energy Partners LP 5.000%, due 10/01/21	185,000	200,236
Kinder Morgan, Inc. 5.550%, due 06/01/45	120,000	127,251

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

	Face amount	Value
Corporate bonds—(continued)
Gas pipelines—(concluded)
MPLX LP 4.875%, due 06/01/25	$70,000	$74,991
NGPL PipeCo LLC 4.875%, due 08/15/27[4]	35,000	36,050
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	280,000	296,753
Williams Partners LP 4.300%, due 03/04/24	160,000	169,610
		1,319,853
Health care—0.51%
Abbott Laboratories 3.750%, due 11/30/26	110,000	113,891
Centene Corp. 4.750%, due 01/15/25	75,000	77,438
CHS/Community Health Systems, Inc. 6.250%, due 03/31/23	100,000	100,750
8.000%, due 11/15/19	25,000	24,781
DaVita , Inc. 5.000%, due 05/01/25	65,000	65,897
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp. 8.125%, due 06/15/21[4]	30,000	28,509
Medtronic, Inc. 4.375%, due 03/15/35	115,000	127,232
Molina Healthcare, Inc. 4.875%, due 06/15/25[4]	30,000	29,475
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[4]	30,000	32,175
Tenet Healthcare Corp. 5.125%, due 05/01/25[4]	40,000	40,248
8.125%, due 04/01/22	170,000	178,500
Thermo Fisher Scientific, Inc. 5.300%, due 02/01/44	60,000	70,880
UnitedHealth Group, Inc. 4.625%, due 07/15/35	90,000	103,517
WellCare Health Plans, Inc. 5.250%, due 04/01/25	50,000	52,375
Zimmer Biomet Holdings, Inc. 2.700%, due 04/01/20	200,000	202,390
4.250%, due 08/15/35	50,000	49,687
		1,297,745
Home construction—0.11%
AV Homes, Inc. 6.625%, due 05/15/22	50,000	51,656
CalAtlantic Group, Inc. 5.250%, due 06/01/26	50,000	51,500
Crescent Communities LLC/ Crescent Ventures, Inc. 8.875%, due 10/15/21[4]	75,000	79,125
M/I Homes, Inc. 5.625%, due 08/01/25[4]	40,000	40,600
Shea Homes LP/Shea Homes Funding Corp. 5.875%, due 04/01/23[4]	45,000	46,069
		268,950
	Face amount	Value
Corporate bonds—(continued)
Insurance-life—0.28%
Aon PLC 3.500%, due 06/14/24	$60,000	$62,328
3.875%, due 12/15/25	60,000	63,888
Brighthouse Financial, Inc. 4.700%, due 06/22/47[4]	90,000	88,512
MetLife, Inc. 4.125%, due 08/13/42	80,000	82,108
Prudential Financial, Inc. 7.375%, due 06/15/19	150,000	164,471
Prudential Financial, Inc. MTN 6.625%, due 06/21/40	60,000	81,831
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[4]	70,000	73,038
The Hartford Financial Services Group, Inc. 5.950%, due 10/15/36	70,000	88,058
		704,234
Insurance-personal & casualty—0.03%
HUB International Ltd. 7.875%, due 10/01/21[4]	75,000	77,978
Internet & catalog retail—0.04%
Amazon.com, Inc. 4.050%, due 08/22/47[4]	90,000	92,776
Leisure—0.05%
NCL Corp. Ltd. 4.750%, due 12/15/21[4]	45,000	46,631
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	75,000	83,563
		130,194
Lodging—0.04%
Hilton Domestic Operating Co., Inc. 4.250%, due 09/01/24	35,000	35,885
Jack Ohio Finance LLC/ Jack Ohio Finance 1 Corp. 6.750%, due 11/15/21[4]	40,000	41,600
10.250%, due 11/15/22[4]	25,000	27,439
		104,924
Machinery-diversified—0.11%
BlueLine Rental Finance Corp./ BlueLine Rental LLC 9.250%, due 03/15/24[4]	30,000	32,757
Cloud Crane LLC 10.125%, due 08/01/24[4]	90,000	100,800
H&E Equipment Services, Inc. 5.625%, due 09/01/25[4]	25,000	25,813
John Deere Capital Corp. MTN 2.450%, due 09/11/20	40,000	40,636
SPX FLOW, Inc. 5.625%, due 08/15/24[4]	44,000	45,540
Tennant Co. 5.625%, due 05/01/25[4]	30,000	31,312
		276,858

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

	Face amount	Value
Corporate bonds—(continued)
Media-broadcast/outdoor—0.32%
21st Century Fox America, Inc. 4.950%, due 10/15/45	$70,000	$77,491
CBS Radio, Inc. 7.250%, due 11/01/24[4]	40,000	42,100
Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, due 11/15/22	100,000	102,250
Series B, 7.625%, due 03/15/20	50,000	49,812
Netflix, Inc. 5.875%, due 02/15/25	100,000	108,250
RR Donnelley & Sons Co. 6.000%, due 04/01/24	30,000	28,388
7.875%, due 03/15/21	50,000	53,000
Sirius XM Radio, Inc. 5.000%, due 08/01/27[4]	15,000	15,413
5.375%, due 04/15/25[4]	100,000	105,710
The Walt Disney Co. GMTN 2.150%, due 09/17/20	50,000	50,556
4.125%, due 06/01/44	40,000	42,431
Time Warner, Inc. 3.800%, due 02/15/27	140,000	140,948
		816,349
Media-cable—0.42%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/27[4]	20,000	20,600
5.500%, due 05/01/26[4]	25,000	26,063
5.750%, due 02/15/26[4]	50,000	52,859
5.875%, due 04/01/24[4]	150,000	159,375
Comcast Corp. 6.950%, due 08/15/37	180,000	250,223
DISH DBS Corp. 5.875%, due 11/15/24	75,000	80,906
NBCUniversal Media LLC 4.375%, due 04/01/21	40,000	43,290
SFR Group SA 6.250%, due 05/15/24[4]	200,000	210,750
TCI Communications, Inc. 7.875%, due 02/15/26	50,000	67,847
Time Warner Cable, Inc. 6.550%, due 05/01/37	25,000	28,899
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	35,000	43,914
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH 5.500%, due 01/15/23[4]	90,000	93,150
		1,077,876
Media-diversified—0.04%
TEGNA, Inc. 6.375%, due 10/15/23	100,000	106,125
Media-non cable—0.07%
Intelsat Jackson Holdings SA 5.500%, due 08/01/23	125,000	104,375
7.500%, due 04/01/21	25,000	23,445
	Face amount	Value
Corporate bonds—(continued)
Media-non cable—(concluded)
8.000%, due 02/15/24[4]	$20,000	$21,531
9.750%, due 07/15/25[4]	25,000	25,437
		174,788
Metals & mining—0.28%
AK Steel Corp. 6.375%, due 10/15/25	25,000	24,688
Alcoa Nederland Holding BV 6.750%, due 09/30/24[4]	10,000	10,975
ArcelorMittal 6.125%, due 06/01/25	35,000	40,163
7.500%, due 10/15/39[10]	35,000	41,388
BHP Billiton Finance USA Ltd. 3.850%, due 09/30/23	30,000	32,564
First Quantum Minerals Ltd. 7.000%, due 02/15/21[4]	75,000	77,203
Freeport-McMoRan, Inc. 4.550%, due 11/14/24	25,000	24,938
5.450%, due 03/15/43	30,000	27,975
6.875%, due 02/15/23	15,000	16,256
Hudbay Minerals, Inc. 7.250%, due 01/15/23[4]	10,000	10,750
7.625%, due 01/15/25[4]	30,000	33,075
Murray Energy Corp. 11.250%, due 04/15/21[4]	40,000	23,050
Southern Copper Corp. 6.750%, due 04/16/40	90,000	109,882
Teck Resources Ltd. 6.250%, due 07/15/41	95,000	104,500
United States Steel Corp. 6.650%, due 06/01/37	15,000	14,025
Vale Overseas Ltd. 4.375%, due 01/11/22	115,000	121,382
		712,814
Oil & gas—0.18%
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 5.750%, due 04/01/25	35,000	35,438
Ecopetrol SA 5.375%, due 06/26/26	135,000	143,491
Petroleos Mexicanos 3.500%, due 01/30/23	160,000	158,592
Statoil ASA 4.800%, due 11/08/43	50,000	57,292
Summit Midstream Holdings LLC/ Summit Midstream Finance Corp. 5.500%, due 08/15/22	60,000	60,150
		454,963
Oil field equipment & services—0.13%
Diamond Offshore Drilling, Inc. 7.875%, due 08/15/25	10,000	10,025
Ensco PLC 5.200%, due 03/15/25	25,000	18,625
5.750%, due 10/01/44	10,000	6,425

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

	Face amount	Value
Corporate bonds—(continued)
Oil field equipment & services—(concluded)
Noble Holding International Ltd. 6.200%, due 08/01/40	$15,000	$9,037
7.750%, due 01/15/24	20,000	15,450
Precision Drilling Corp. 5.250%, due 11/15/24	35,000	30,537
7.750%, due 12/15/23	15,000	14,887
Rowan Cos., Inc. 7.375%, due 06/15/25	25,000	22,625
Transocean Phoenix 2 Ltd. 7.750%, due 10/15/24[4]	23,750	25,591
Transocean, Inc. 9.000%, due 07/15/23[4]	65,000	69,225
Trinidad Drilling Ltd. 6.625%, due 02/15/25[4]	80,000	74,000
Weatherford International Ltd. 7.750%, due 06/15/21	40,000	40,000
9.875%, due 02/15/24[4]	5,000	5,113
		341,540
Packaging & containers—0.05%
Berry Plastics Corp. 5.125%, due 07/15/23	50,000	52,250
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23[4]	75,000	82,313
		134,563
Pharmaceuticals—0.61%
AbbVie, Inc. 2.500%, due 05/14/20	120,000	121,537
3.200%, due 05/14/26	30,000	29,977
Actavis Funding SCS 3.000%, due 03/12/20	50,000	51,029
3.800%, due 03/15/25	90,000	94,111
4.750%, due 03/15/45	34,000	37,169
Biogen, Inc. 4.050%, due 09/15/25	100,000	106,871
5.200%, due 09/15/45	50,000	57,565
Eagle Holding Co. II LLC 7.625% Cash, 8.375% PIK, due 05/15/22[4,8]	10,000	10,338
Eli Lilly & Co. 2.350%, due 05/15/22	80,000	80,817
Gilead Sciences, Inc. 4.750%, due 03/01/46	70,000	78,241
Jaguar Holding Co. II/ Pharmaceutical Product Development LLC 6.375%, due 08/01/23[4]	50,000	52,435
Mylan NV 3.950%, due 06/15/26	250,000	254,687
Pfizer, Inc. 7.200%, due 03/15/39	120,000	180,532
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	50,000	49,641
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21	91,000	90,969
	Face amount	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Valeant Pharmaceuticals International, Inc. 5.875%, due 05/15/23[4]	$55,000	$46,888
6.375%, due 10/15/20[4]	75,000	74,272
6.500%, due 03/15/22[4]	50,000	52,437
7.000%, due 10/01/20[4]	35,000	34,913
7.000%, due 03/15/24[4]	60,000	63,675
		1,568,104
Railroads—0.14%
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	100,000	120,522
Norfolk Southern Corp. 3.250%, due 12/01/21	150,000	155,820
Union Pacific Corp. 4.050%, due 11/15/45	70,000	73,319
		349,661
Real estate investment trusts—0.11%
AvalonBay Communities, Inc. MTN 3.450%, due 06/01/25	70,000	72,370
Boston Properties LP 2.750%, due 10/01/26	40,000	38,459
ERP Operating LP 4.750%, due 07/15/20	35,000	37,385
Ventas Realty LP 3.500%, due 02/01/25	35,000	35,543
3.750%, due 05/01/24	90,000	93,092
VEREIT Operating Partnership LP 4.875%, due 06/01/26	15,000	16,112
		292,961
Restaurants—0.03%
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 4.750%, due 06/01/27[4]	20,000	20,525
McDonald's Corp. MTN 2.100%, due 12/07/18	40,000	40,259
4.875%, due 12/09/45	20,000	22,754
		83,538
Retail-specialty—0.20%
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23	25,000	26,500
CVS Health Corp. 3.500%, due 07/20/22	60,000	62,741
5.125%, due 07/20/45	75,000	86,438
FBM Finance, Inc. 8.250%, due 08/15/21[4]	53,000	56,577
JC Penney Corp., Inc. 5.875%, due 07/01/23[4]	25,000	25,094
6.375%, due 10/15/36	50,000	36,000
Lowe's Cos., Inc. 4.650%, due 04/15/42	60,000	66,632
The Home Depot, Inc. 2.125%, due 09/15/26	50,000	47,352
3.350%, due 09/15/25	40,000	41,891

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

	Face amount	Value
Corporate bonds—(continued)
Retail-specialty—(concluded)
Wal-Mart Stores, Inc. 4.300%, due 04/22/44	$60,000	$67,189
		516,414
Technology-hardware—0.15%
Cisco Systems, Inc. 5.900%, due 02/15/39	80,000	105,226
Equinix, Inc. 5.375%, due 05/15/27	65,000	69,956
NCR Corp. 6.375%, due 12/15/23	75,000	80,213
Western Digital Corp. 10.500%, due 04/01/24	105,000	124,556
		379,951
Technology-software—0.69%
Apple, Inc. 3.850%, due 05/04/43	210,000	213,262
BMC Software Finance, Inc. 8.125%, due 07/15/21[4]	60,000	61,950
Change Healthcare Holdings LLC/ Change Healthcare Finance, Inc. 5.750%, due 03/01/25[4]	40,000	41,150
CommScope Technologies Finance LLC 6.000%, due 06/15/25[4]	75,000	79,687
Conduent Finance, Inc./ Conduent Business Services LLC 10.500%, due 12/15/24[4]	60,000	70,800
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[4]	50,000	52,688
6.020%, due 06/15/26[4]	100,000	111,633
First Data Corp. 5.750%, due 01/15/24[4]	30,000	31,547
Infor US, Inc. 6.500%, due 05/15/22	100,000	102,000
International Business Machines Corp. 2.250%, due 02/19/21	50,000	50,564
3.375%, due 08/01/23	125,000	130,645
Microsoft Corp. 2.375%, due 02/12/22	180,000	182,487
4.450%, due 11/03/45	270,000	305,150
MSCI, Inc. 5.750%, due 08/15/25[4]	50,000	54,370
Oracle Corp. 2.500%, due 05/15/22	80,000	81,212
5.375%, due 07/15/40	70,000	85,462
Texas Instruments, Inc. 1.650%, due 08/03/19	30,000	29,997
1.850%, due 05/15/22	90,000	89,202
		1,773,806
Telecom-wireless—0.13%
America Movil SAB de CV 3.125%, due 07/16/22	40,000	41,428
Rogers Communications, Inc. 5.000%, due 03/15/44	80,000	91,953
	Face amount	Value
Corporate bonds—(continued)
Telecom-wireless—(concluded)
Sprint Corp. 7.625%, due 02/15/25	$75,000	$84,750
T-Mobile USA, Inc. 6.375%, due 03/01/25	100,000	107,688
		325,819
Telecommunications—0.06%
Telefonica Emisiones SAU 4.570%, due 04/27/23	150,000	165,052
Telephone-integrated—0.57%
AT&T, Inc. 2.800%, due 02/17/21	50,000	50,679
3.600%, due 02/17/23	140,000	144,258
4.350%, due 06/15/45	70,000	63,778
6.000%, due 08/15/40	170,000	192,567
CenturyLink, Inc., Series P 7.600%, due 09/15/39	30,000	26,475
Deutsche Telekom International Finance BV 8.750%, due 06/15/30[10]	50,000	74,266
Frontier Communications Corp. 11.000%, due 09/15/25	50,000	43,625
Level 3 Financing, Inc. 5.375%, due 05/01/25	100,000	102,750
Uniti Group LP/Uniti Fiber Holdings, Inc./ CSL Capital LLC 7.125%, due 12/15/24[4]	45,000	41,866
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC 8.250%, due 10/15/23	60,000	58,626
Verizon Communications, Inc. 3.376%, due 02/15/25[4]	323,000	323,195
4.522%, due 09/15/48	205,000	192,786
Windstream Services LLC 7.750%, due 10/01/21	95,000	75,288
Zayo Group LLC/Zayo Capital, Inc. 5.750%, due 01/15/27[4]	65,000	68,980
		1,459,139
Tobacco—0.16%
Altria Group, Inc. 9.250%, due 08/06/19	110,000	125,364
BAT Capital Corp. 3.222%, due 08/15/24[4]	70,000	70,698
Philip Morris International, Inc. 2.900%, due 11/15/21	130,000	133,446
Reynolds American, Inc. 5.700%, due 08/15/35	70,000	81,967
		411,475
Transportation services—0.05%
FedEx Corp. 2.625%, due 08/01/22	90,000	91,965
4.550%, due 04/01/46	30,000	31,746
		123,711

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

	Face amount	Value
Corporate bonds—(concluded)
Wireless telecommunications—0.09%
Altice Financing SA 6.625%, due 02/15/23[4]	$200,000	$211,500
Nokia OYJ 4.375%, due 06/12/27	15,000	15,408
		226,908
Total corporate bonds (cost—$28,171,178)		28,761,471
Loan assignment—0.01%
Finance-other—0.01%
Squaretwo Financial Corp. 11.000%, due 05/24/19[2,3,8] (cost—$28,288)	44,991	19,616
Non-US government obligations—0.50%
Chile Government International Bond 3.250%, due 09/14/21	100,000	104,650
Colombia Government International Bond 8.125%, due 05/21/24	260,000	334,620
Israel Government International Bond 5.500%, due 09/18/33	175,000	237,307
Mexico Government International Bond 4.150%, due 03/28/27	170,000	179,800
Mexico Government International Bond MTN 6.750%, due 09/27/34	40,000	52,260
Panama Government International Bond 6.700%, due 01/26/36	40,000	53,300
8.875%, due 09/30/27	60,000	87,300
Peruvian Government International Bond 7.350%, due 07/21/25	100,000	131,900
Poland Government International Bond 5.000%, due 03/23/22	35,000	39,113
Uruguay Government International Bond 4.125%, due 11/20/45	50,000	48,750
Total non-US government obligations (cost—$1,217,577)		1,269,000
Municipal bonds and notes—0.18%
California—0.16%
California (Build America Bonds) 7.550%, due 04/01/39	255,000	399,544
	Face amount	Value
Municipal bonds and notes—(concluded)
New York—0.02%
Metropolitan Transportation Authority Revenue (Build America Bonds) 6.668%, due 11/15/39	$40,000	$56,522
Total municipal bonds and notes (cost—$407,924)		456,066
Repurchase agreement—17.64%
Repurchase agreement dated 08/31/17 with State Street Bank and Trust Co., 0.050% due 09/01/17, collateralized by $45,279,250 US Treasury Note, 2.000% due 08/31/21; (value—$45,931,905); proceeds: $45,031,063 (cost—$45,031,000)	45,031,000	45,031,000
	Number of Shares
Investment of cash collateral from securities loaned—0.49%
Money market fund—0.49%
State Street Navigator Securities Lending Government Money Market Portfolio (cost—$1,264,980)	1,264,980	1,264,980

Number of Contracts	Notional Amount
Option purchased—0.16%
Call option—0.16%

S&P 500 Index, strike @ 2,550, expires 06/15/18 (cost—$411,365) 58	$14,790,000	405,420

Total investments (cost—$235,545,127)—99.78%	254,746,801
Other assets in excess of liabilities—0.22%	572,940
Net assets—100.00%	$255,319,741

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 26.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

Futures contracts

Number of contracts		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
475	Russell 1000 Value Index Futures	September 2017	$27,106,685	$26,977,625	$(129,060)
239	Russell 2000 Mini Index Futures	September 2017	16,806,195	16,782,580	(23,615)
147	S&P 500 E-Mini Index Futures	September 2017	17,872,931	18,155,235	282,304
US Treasury futures buy contracts:
160	US Treasury Note 10 Year Futures	December 2017	20,264,998	20,317,500	52,502
			$82,050,809	$82,232,940	$182,131
Index futures sell contracts:
111	NASDAQ 100 E-Mini Index Futures	September 2017	$(12,654,750)	$(13,299,465)	$(644,715)
US Treasury futures sell contracts:
47	US Treasury Note 2 Year Futures	December 2017	(10,162,212)	(10,166,687)	(4,475)
			$(22,816,962)	$(23,466,152)	$(649,190)
					$(467,059)

Centrally cleared credit default swap agreements on credit indices—buy protection11

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized depreciation
CDX North America High Yield 28 Index	USD	11,900	06/20/22	Quarterly	5.000%	$887,162	$(985,177)	$(98,015)
CDX North America Investment Grade 28 Index	USD	7,500	06/20/22	Quarterly	1.000	129,264	(158,117)	(28,853)
						$1,016,426	$(1,143,294)	$(126,868)

Credit default swap agreements on corporate issues—buy protection11

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation
BB	Uniti Group, Inc./Uniti Fiber Holdings, Inc./CSL Capital LLC bond, 8.25%, due 10/15/23	USD	25	06/20/22	Quarterly	5.000%	$48	$430	$478
BB	Uniti Group, Inc./Uniti Fiber Holdings, Inc./CSL Capital LLC bond, 8.25%, due 10/15/23	USD	50	06/20/22	Quarterly	5.000	386	860	1,246
							$434	$1,290	$1,724

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

Total return swap agreements2

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation
GS	US	D 500	12/20/17	Quarterly	3 month USD LIBOR	IBOXX Liquid High Yield Index	$—	$1,606	$1,606
MSCI	USD	1,000	09/20/17	Quarterly	3 month USD LIBOR	IBOXX Liquid High Yield Index	—	27,487	27,487
							$—	$29,093	$29,093

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of August 31, 2017 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)		Unobservable inputs (Level 3)	Total
Assets
Common stocks	$112,801,582		$—	$—	$112,801,582
Investment companies	15,338,542		—	—	15,338,542
Preferred stock	—		—	0	0
US government obligations	—		14,935,778	—	14,935,778
Mortgage & agency debt securities	—		19,600,859	—	19,600,859
Asset-backed securities	—		8,930,251	—	8,930,251
Commercial mortgage-backed securities	—		5,932,236	—	5,932,236
Corporate bonds	—		28,761,471	—	28,761,471
Loan assignment	—		—	19,616	19,616
Non-US government obligations	—		1,269,000	—	1,269,000
Municipal bonds and notes	—		456,066	—	456,066
Repurchase agreement	—		45,031,000	—	45,031,000
Investment of cash collateral from securities loaned	—		1,264,980	—	1,264,980
Option purchased	405,420		—	—	405,420
Futures contracts	334,806		—	—	334,806
Swap agreements	—		30,383	—	30,383
Total	$128,880,350		$126,212,024	$19,616	$255,111,990
Liabilities
Futures contracts $(801,865)	$—	$		—	$(801,865)
Swap agreements	—		(1,143,294)	—	(1,143,294)
Total	$(801,865)		$(1,143,294)	$—	$(1,945,159)

At August 31, 2017, there were no transfers between Level 1 and Level 2.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2017

Level 3 rollforward disclosure

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs for the year ended August 31, 2017:

	Preferred stock	Loan assignment
Beginning balance	$—	$—
Purchases	0	31,799
Sales	—	(24,768)
Accrued discounts/(premiums)	—	10,046
Total realized gain/(loss)	—	11,211
Net change in unrealized appreciation/depreciation	—	(8,672)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$0	$19,616

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at August 31, 2017 was $(8,672).

Portfolio footnotes

*  Non-income producing security.

††  Amount represents less than 0.005%.

1  Security, or portion thereof, was on loan at the period end.

2  Illiquid investment at the period end.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees. Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.

6  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

7  Perpetual investment. Date shown reflects the next call date.

8  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

9  Rate shown reflects annualized yield at the period end on zero coupon bond.

10  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12  Payments made or received are based on the notional amount.

Portfolio acronyms

ADR  American Depositary Receipt

BB  Barclays Bank PLC

ETF  Exchange Traded Fund

GMTN  Global Medium Term Note

GS  Goldman Sachs

LIBOR  London Interbank Offered Rate

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

OEM  Original Equipment Manufacturer

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of assets and liabilities
August 31, 2017

Assets:
Investments, at value (cost—$190,514,127)[1]	$209,715,801
Repurchase agreements, at value (cost—$45,031,000)	45,031,000
Total investments in securities, at value (cost—$235,545,127)	$254,746,801
Cash	992
Cash collateral on futures	2,509,114
Cash collateral on swap agreements	424,714
Receivable for investments sold	54,484
Receivable for shares of beneficial interest sold	316,287
Due from broker	1,641,325
Receivable for dividends and interest	726,667
Swap agreements, at value	30,383
Receivable for variation margin on centrally cleared swap agreements	17,094
Receivable for foreign tax reclaims	96
Other assets	21,242
Total assets	260,489,199
Liabilities:
Payable for variation margin on futures contracts	464,462
Payable for investments purchased	862,883
Payable for shares of beneficial interest repurchased	116,682
Payable to affiliates	193,897
Payable for cash collateral from securities loaned	1,264,980
Payable for when issued TBA securities	2,040,688
Accrued expenses and other liabilities	225,866
Total liabilities	5,169,458
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	230,912,812
Accumulated undistributed net investment income	1,238,965
Accumulated net realized gain	4,529,400
Net unrealized appreciation	18,638,564
Net assets	$255,319,741
Class A
Net assets	$166,224,409
Shares outstanding	3,491,044
Net asset value per share	$47.61
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$50.38
Class C
Net assets	$60,816,115
Shares outstanding	1,328,117
Net asset value and offering price per share	$45.79
Class P
Net assets	$28,279,217
Shares outstanding	583,222
Net asset value and offering price per share	$48.49

1  Includes $4,533,199 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of operations
For the year ended August 31, 2017

Investment income:
Dividends (net of foreign withholding taxes of $1,702)	$1,814,129
Interest	2,254,955
Securities lending income	11,148
4,080,232
Expenses:
Investment management and administration fees	1,245,881
Service fees–Class A	405,371
Service and distribution fees–Class C	611,895
Transfer agency and related services fees–Class A	121,793
Transfer agency and related services fees–Class C	46,841
Transfer agency and related services fees–Class P	13,742
Professional fees	156,918
Custody and accounting fees	106,032
Reports and notices to shareholders	81,243
State registration fees	51,384
Trustees' fees	23,359
Insurance expense	6,461
Other expenses	28,066
Total expenses	2,898,986
Net investment income	1,181,246
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	10,932,401
Futures	10,441,532
Swap agreements	526,367
Foreign currency transactions	144
Net realized gain	21,900,444
Net change in unrealized appreciation/depreciation of:
Investments	6,132,870
Futures	(3,099,991)
Swap agreements	(313,200)
Net change in unrealized appreciation/depreciation	2,719,679
Net realized and unrealized gain from investment activities	24,620,123
Net increase in net assets resulting from operations	$25,801,369

See accompanying notes to financial statements.

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the years ended August 31,
	2017	2016
From operations:
Net investment income	$1,181,246	$606,374
Net realized gains	21,900,444	1,357,325
Net change in unrealized appreciation	2,719,679	14,106,979
Contribution from Advisor	—	71,624
Net increase in net assets resulting from operations	25,801,369	16,142,302
Dividends to shareholders from:
Net investment income–Class A	(673,497)	—
Net investment income–Class P	(172,237)	—
Total dividends to shareholders	(845,734)	—
From beneficial interest transactions:
Net proceeds from shares sold	9,696,496	3,738,037
Cost of shares repurchased	(27,446,539)	(27,490,390)
Proceeds from dividends reinvested	766,206	—
Net decrease in net assets from beneficial interest transactions	(16,983,837)	(23,752,353)
Net increase (decrease) in net assets	7,971,798	(7,610,051)
Net assets:
Beginning of year	247,347,943	254,957,994
End of year	$255,319,741	$247,347,943
Accumulated undistributed net investment income	$1,238,965	$630,999

See accompanying notes to financial statements.

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended August 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$43.06	$40.23	$39.87	$33.85	$30.13
Net investment income[1]	0.28	0.17	0.07	0.13	0.16
Net realized and unrealized gains	4.45	2.65	0.38	6.06	3.72
Net increase from payment by Advisor	—	0.01	—	—	—
Net increase from operations	4.73	2.83	0.45	6.19	3.88
Dividends from net investment income	(0.18)	—	(0.09)	(0.17)	(0.16)
Net asset value, end of year	$47.61	$43.06	$40.23	$39.87	$33.85
Total investment return[2]	11.03%	7.03%[3]	1.13%	18.35%	12.92%
Ratios to average net assets:
Expenses	1.01%	1.02%	0.99%	1.00%	1.03%
Net investment income	0.63%	0.42%	0.16%	0.35%	0.51%
Supplemental data:
Net assets, end of year (000's)	$166,224	$157,979	$161,437	$175,249	$167,031
Portfolio turnover	253%	260%	283%	240%	148%

Class C

	Years ended August 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$41.55	$39.11	$38.97	$33.17	$29.60
Net investment loss[1]	(0.05)	(0.13)	(0.24)	(0.15)	(0.08)
Net realized and unrealized gains	4.29	2.56	0.38	5.95	3.65
Net increase from payment by Advisor	—	0.01	—	—	—
Net increase from operations	4.24	2.44	0.14	5.80	3.57
Net asset value, end of year	$45.79	$41.55	$39.11	$38.97	$33.17
Total investment return[2]	10.20%	6.24%[3]	0.36%	17.49%	12.06%
Ratios to average net assets:
Expenses	1.76%	1.77%	1.75%	1.75%	1.79%
Net investment loss	(0.12)%	(0.33)%	(0.59)%	(0.41)%	(0.25)%
Supplemental data:
Net assets, end of year (000's)	$60,816	$65,752	$68,772	$74,707	$68,735
Portfolio turnover	253%	260%	283%	240%	148%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was not made, total return would have been 7.01% and 6.19% for Class A and Class C, respectively.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund
Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P1

	Years ended August 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$43.84	$40.85	$40.45	$34.32	$30.54
Net investment income[2]	0.42	0.29	0.18	0.24	0.26
Net realized and unrealized gains	4.53	2.69	0.38	6.15	3.76
Net increase from payment by Advisor	—	0.01	—	—	—
Net increase from operations	4.95	2.99	0.56	6.39	4.02
Dividends from net investment income	(0.30)	—	(0.16)	(0.26)	(0.24)
Net asset value, end of year	$48.49	$43.84	$40.85	$40.45	$34.32
Total investment return[3]	11.36%	7.32%[4]	1.40%	18.71%	13.24%
Ratios to average net assets:
Expenses	0.73%	0.74%	0.73%	0.72%	0.75%
Net investment income	0.91%	0.69%	0.43%	0.63%	0.78%
Supplemental data:
Net assets, end of year (000's)	$28,279	$23,617	$24,749	$24,846	$19,054
Portfolio turnover	253%	260%	283%	240%	148%

1  Effective July 28, 2014, Class Y shares were redesignated as Class P shares.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4  During the year ended August 31, 2016, the Advisor reimbursed the Fund for a trading error in the amount of $71,624. If payment from Advisor was made, total return would have been 7.29% for Class P.

See accompanying notes to financial statements.

UBS U.S. Allocation Fund
Notes to financial statements

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund offers Class A, Class C and Class P shares (formerly Class Y shares). Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that Class A and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. Management has evaluated relevant conditions and events, which are known and reasonably knowable, and has determined that there are no conditions and events that raise substantial doubt about the Fund's ability to continue as a going concern.

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017. Management has assessed the impact of these regulatory developments and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend

UBS U.S. Allocation Fund
Notes to financial statements

date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class-specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant

UBS U.S. Allocation Fund
Notes to financial statements

events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps, if any, are valued using prices from the central counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various

UBS U.S. Allocation Fund
Notes to financial statements

factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund's Portfolio of investments.

Investments

Repurchase agreements: The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Securities traded on to-be-announced basis: The Fund may from time to time purchase securities on a to be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all

UBS U.S. Allocation Fund
Notes to financial statements

specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.

Asset-backed securities: The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Restricted securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

UBS U.S. Allocation Fund
Notes to financial statements

Derivative instruments

Purchased options: The Fund may purchase put and call options in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities within investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts: The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Swap agreements: The Fund may engage in swap agreements, including, but not limited to, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no

UBS U.S. Allocation Fund
Notes to financial statements

default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive.

UBS U.S. Allocation Fund
Notes to financial statements

Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended August 31, 2017.

Swap agreements entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of August 31, 2017, if any, is reflected in the Statement of assets and liabilities.

At August 31, 2017, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$52,502	$—	$—	$282,304	$334,806
Options purchased	—	—	—	405,420	405,420
Swap agreements	—	—	1,290	29,093	30,383
Total value	$52,502	$—	$1,290	$716,817	$770,609

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Futures contracts	$(4,475)	$—	$—	$(797,390)	$(801,865)
Swap agreements	—	—	(1,143,294)	—	(1,143,294)
Total value	$(4,475)	$—	$(1,143,294)	$(797,390)	$(1,945,159)

UBS U.S. Allocation Fund
Notes to financial statements

During the year ended August 31, 2017, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
Net realized gain (loss)[3]
Futures	$1,931,381	$—	$—	$8,510,151	$10,441,532
Swap agreements	—	—	—	526,367	526,367
	$1,931,381	$—	$—	$9,036,518	$10,967,899
Net change in unrealized appreciation (depreciation)[4]
Futures	$(6,252)	$—	$—	$(3,093,739)	$(3,099,991)
Options purchased	—	—	—	(5,945)	(5,945)
Swap agreements	—	—	(314,924)	1,724	(313,200)
	$(6,252)	$—	(314,924)	$(3,097,960)	$(3,419,136)

1  In the Statement of assets and liabilities, options purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value. Futures contracts are reported using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value. Futures contracts are reported using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gains (losses) from futures and swap agreements unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gains (losses) from investments.

4  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures and swap agreements, unless otherwise noted. The net change in unrealized appreciation/depreciation of options purchased is shown in the Statement of operations in net change in unrealized appreciation/depreciation of investments.

Offsetting of certain derivatives: The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The statement of assets and liabilities is presented gross of any netting.

At August 31, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar agreement were as follows:

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts[1]	$334,806	$(801,865)
Option purchased	405,420	—
Swap agreements[1]	30,383	(1,143,294)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	770,609	(1,945,159)
Derivatives not subject to MNA or similar agreements	(740,226)	1,945,159
Total gross amount of assets and liabilities subject to MNA or similar agreements	$30,383	$—

UBS U.S. Allocation Fund
Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the year end.

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Assets
BB	$1,290	$—	$—	$1,290
GS	1,606	—	—	1,606
MSCI	27,487	—	—	27,487
Total	$30,383	$—	$—	$30,383

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the year ended August 31, 2017, UBS AM did not waive any investment advisory and administration fees. At August 31, 2017, the Fund owed UBS AM $107,372 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A, Class C and Class P shares at a level not to exceed 1.15%, 1.90% and 0.90%, respectively through December 31, 2017. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2013, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the year ended August 31, 2017, the Fund had no fee waivers/expense reimbursements subject to repayment.

During the year ended August 31, 2017, the Fund paid $5,412 in broker commissions to UBS Securities LLC, an affiliate of the investment advisor. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A and Class C

UBS U.S. Allocation Fund
Notes to financial statements

shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class C shares. At August 31, 2017, the Fund owed UBS AM (US) $86,525 for service and distribution fees.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. UBS AM (US) has informed the Fund that for the year ended August 31, 2017, it earned $17,632 in initial sales charges on Class A shares and $125 in deferred sales charges on Class C shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the year ended August 31, 2017, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $71,626 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At August 31, 2017, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
$4,533,199	$1,264,980	$3,343,502	$4,608,482	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The gross amount of recognized liabilities for securities lending transactions at August 31, 2017 was $1,264,980. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the equity securities on loan are considered to be overnight and continuous.

Bank line of credit

The Fund participates with other funds managed or advised by UBS AM in a $75 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes.

UBS U.S. Allocation Fund
Notes to financial statements

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization. For the year ended August 31, 2017, the Fund did not borrow under the Committed Credit Facility.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended August 31, 2017, the Fund paid brokerage commissions to Morgan Stanley in the amount of $7,634.

During the year ended August 31, 2017, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $79,451,531. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the year ended August 31, 2017, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $502,320,915 and $499,944,668, respectively.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the year ended August 31, 2017:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	110,969	$4,817,495	11,868	$516,918	96,587	$4,362,083
Shares repurchased	(302,612)	(13,589,278)	(266,353)	(11,320,278)	(55,821)	(2,536,983)
Dividends reinvested	13,704	599,129	—	—	3,760	167,077
Net increase (decrease)	(177,939)	$(8,172,654)	(254,485)	$(10,803,360)	44,526	$1,992,177

For the year ended August 31, 2016:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	47,994	$1,974,756	16,075	$635,348	27,311	$1,127,933
Shares repurchased	(392,003)	(15,969,531)	(191,999)	(7,605,762)	(94,524)	(3,915,097)
Dividends reinvested	—	—	—	—	—	—
Net decrease	(344,009)	$(13,994,775)	(175,924)	$(6,970,414)	(67,213)	$(2,787,164)

UBS U.S. Allocation Fund
Notes to financial statements

Contribution from Advisor

During the year ended August 31, 2016, the Advisor reimbursed the Fund in the amount of $71,624 for a trading error.

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended August 31, 2017 and August 31, 2016 were as follows:

Distributions paid from:	2017	2016
Ordinary Income	$845,734	$—

Aggregate cost for federal income tax purposes, including derivatives, was $235,871,880; and net unrealized appreciation, including derivatives consisted of:

Gross unrealized appreciation	$21,787,129
Gross unrealized depreciation	(2,912,718)
Net unrealized appreciation	$18,874,411

At August 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,126,684
Undistributed long-term capital gain	4,551,470
Accumulated realized capital and other losses	(145,636)
Net unrealized appreciation of investments	18,874,411
Total accumulated earnings	$24,406,929

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of certain derivative instruments.

To reflect reclassifications arising from permanent "book/tax" differences for the year ending August 31, 2017, accumulated undistributed net investment income was increased by $272,454, and accumulated net realized gain was decreased by $272,454. These differences are primarily due to swap adjustments and paydown reclasses.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2017, the Fund had no net capital loss carryforward. During the current fiscal year, the Fund utilized $13,433,634 of capital loss carryforwards to offset current year realized gains.

UBS U.S. Allocation Fund
Notes to financial statements

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed as of August 31, 2017 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in Statement of operations. During the year ended August 31, 2017 the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2017, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
UBS U.S. Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of UBS U.S. Allocation Fund (the sole series comprising UBS Investment Trust) (the "Fund") as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS U.S. Allocation Fund at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 30, 2017

UBS U.S. Allocation Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

UBS U.S. Allocation Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. The percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders is 100%.

For the taxable year ended August 31, 2017, the fund designates $845,734 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2017. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2018. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

Background—At a meeting of the board of UBS Investment Trust (the "Trust") on July 18-19, 2017, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the investment advisory and administration agreement (the "Investment Advisory and Administration Agreement") of the Trust with respect to its series, UBS U.S. Allocation Fund (the "Fund"), with UBS Asset Management (Americas) Inc. ("UBS AM"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the advisory, administrative and distribution arrangements for the Fund. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS AM under the Investment Advisory and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Fund's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Fund. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Fund and had previously met with and received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that the Fund's senior personnel at UBS AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS AM on the Fund's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $146 billion in assets under management as of March 31, 2017 and was part of the UBS Asset Management Division, which had approximately $695 billion in assets under management worldwide as of March 31, 2017. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS AM. The board also reviewed and considered the written

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

agreement between UBS AM and the Fund, which is separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fee based on the Fund's average daily net assets, which is discussed in more detail in the "Economies of Scale" section, and considered the actual fee rate (after taking this agreement into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Broadridge ("Broadridge"), an independent provider of investment company data (the "Expense Group").

In addition, pursuant to a written fee waiver/expense reimbursement agreement, UBS AM is contractually obligated to waive its management fees and/or reimburse the Fund so that the Fund's ordinary total annual operating expenses through December 31, 2017 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.15% for Class A shares, 1.90% for Class C shares and 0.90% for Class P (formerly Class Y) shares. The board also considered that the Fund has agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Fund can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps.

In connection with its consideration of the Fund's management fees, the board also received information on UBS AM's standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Broadridge information showed that the Fund's Contractual Management Fee, Actual Management Fee and total expenses were below the respective medians in the Fund's Expense Group for the comparison periods utilized in the Broadridge report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

In light of the foregoing, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2017 and (b) annualized performance information for each year in the ten-year period ended April 30, 2017. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance, including with respect to its benchmark index.

The comparative Broadridge information showed that the Fund's performance was above the median for all comparative periods. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) Based on its review, the board concluded that the Fund's investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York

UBS U.S. Allocation Fund

Board approval of investment advisory and administration

agreement (unaudited)

fund complex as a whole. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Fund's assets grew, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board noted that the Fund's Contractual Management Fee contained a single breakpoint and that the Fund's assets exceeded the breakpoint as of April 30, 2017. Accordingly, the board determined that actual economies of scale existed for the Fund.

While the Fund's Contractual Management Fee contained a single breakpoint, the board recognized that the Fund had entered into a separate agreement with UBS AM, whereby UBS AM agreed to permanently reduce its Contractual Management Fee by utilizing several additional breakpoints based on the Fund's average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained multiple breakpoints.

Generally, in light of UBS AM's profitability data, the Actual Management Fee, Contractual Management Fee, the breakpoint currently in place for the Fund and the current assets of the Fund, the board believed that UBS AM's sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Advisory and Administration Agreement. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Fund's operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 75 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

Professor Feldberg is a director or trustee of 15 investment companies (consisting of 55 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Richard Q. Armstrong; 82 c/o Keith Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy, among many others) (from 1982 until 1995).

				Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.	None
Alan S. Bernikow; 76 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee). He is also the lead director of FCB Financial Holdings, Inc. (banking) (and serves as the chair of its audit committee and member of the nominating and governance committee and compensation committee).

Richard R. Burt; 70 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001

Mr. Burt is a managing director to McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (international information and risk management firm).

Mr. Burt is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committees).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Bernard H. Garil; 77 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 58 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 10 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.	None

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 52	Chief Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director (from 2007 to 2015)) at UBS AM and UBS Asset Management (US) Inc. (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of USA AM—Americas region (from 2005 to 2014). Mr. Allessie is the chief compliance officer (prior to which he was interim chief compliance officer (from January to July 2014)) and had served as a vice president and assistant secretary (from 2005 to 2016) of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski*; 49	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region. She is vice president and assistant treasurer of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 54	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Mr. Carver is president of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 59	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director and general counsel of UBS AM—Americas region (since 2006 and 2004, respectively). He has been secretary of UBS AM—Americas region (since 2004), and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since January 2017).

Joanne M. Kilkeary*; 49	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); Since October 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since October 2017) (prior to which she was senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017). Ms. Kilkeary is a vice president and assistant treasurer of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee*; 46	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2010) (prior to which she was a director (from 2005 to 2010)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
William T. MacGregor*; 42	Vice President and Assistant Secretary	Since September 2015

Mr. MacGregor is an executive director and deputy general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2015). From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn*; 51	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of product control and investment support (previously named registered fund product control) of UBS AM—Americas region (from 2006). Mrs. Osborn is a vice president and assistant treasurer of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 52	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 56	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel with UBS Business Solutions US LLC (since January 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 13 investment companies (consisting of 72 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

1  Each trustee holds office for an indefinite term.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Trustees

Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©UBS 2017. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S049

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended August 31, 2017 and August 31, 2016, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $73,607 and $68,212, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended August 31, 2017 and August 31, 2016, the aggregate audit-related fees billed by EY for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,910 and $2,910, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2017 and 2016 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended August 31, 2017 and August 31, 2016, the aggregate tax fees billed by EY for professional services rendered to the registrant were approximately $12,325 and $16,580, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended August 31, 2017 and August 31, 2016, there were no fees billed by EY for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.              Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2017 and August 31, 2016 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2017 and August 31, 2016 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2017 and August 31, 2016 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2017 and August 31, 2016 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2017 and August 31, 2016 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2017 and August 31, 2016 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended August 31, 2017, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)          For the fiscal years ended August 31, 2017 and August 31, 2016, the aggregate fees billed by EY of $75,235 and $271,730, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2017	2016
Covered Services	$15,235	$19,490
Non-Covered Services	60,000	252,240

(h)  The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 8, 2017

By:	/s/ Joanne Kilkeary
Joanne Kilkeary
Vice President and Treasurer

Date:	November 8, 2017